CONTINGENCIES AND COMMITMENTS	9 Months Ended
May 31, 2020
Disclosure of contingent liabilities [abstract]
CONTINGENCIES AND COMMITMENTS [Text Block]

10. CONTINGENCIES AND COMMITMENTS

The Company's remaining minimum payments under its office and equipment lease agreements in Canada and South Africa total approximately $310 to March 2022.

From year end the Company's aggregate commitments are as follows:

Payments Due By Year
	< 1 Year	1 - 3 Years	4 - 5 Years	> 5 Years	Total
Lease Obligations	$80	$167	$63	$—	$310
Convertible Note	1,374	22,051	—	—	23,425
Sprott Facility (Note 5)	2,231	20,495	—	—	22,726
Totals	$3,685	$42,713	$63	$—	$46,461

Africa Wide Legal Action

In April 2018 the Company completed a transaction whereby Maseve Investments 11 (Pty) Ltd. ("Maseve") was acquired (the "Maseve Sale Transaction") by Royal Bafokeng Platinum Ltd. ("RBPlats").  Maseve owned and operated the Maseve Mine.  In September 2018 the Company reported receipt of a summons issued by Africa Wide Mineral Prospecting and Exploration Proprietary Limited ("Africa Wide") whereby Africa Wide instituted legal proceedings in South Africa against PTM RSA, RBPlats and Maseve in relation to the Maseve Sale Transaction.  Africa Wide held 17.1% of the shares in Maseve prior to completion of the Maseve Sale Transaction.  Africa Wide is seeking, at this late date, to set aside or be paid increased value for, the closed Maseve Sale Transaction.  RBPlats consulted with senior counsel, both during the negotiation of the Maseve Sale Transaction and in regard to the current Africa Wide legal proceedings.  The Company has received legal advice to the effect that the Africa Wide action, as issued, is ill-conceived and is factually and legally defective.

Tax Audit South Africa

For the 2014, 2015 and 2016 fiscal years, PTM RSA claimed unrealized foreign exchange losses as income tax deductions in its South African corporate tax returns in the amount of Rand 1.4 billion. The exchange losses emanate from a Canadian dollar denominated shareholder loan advanced to PTM RSA.  Under applicable South African tax legislation, exchange losses can be claimed if the shareholder loan is a current liability as determined by IFRS.

For the years in question, the intercompany debt was classified as current in PTM RSA's stand alone audited financial statements.

During 2018, the South African Revenue Service ("SARS") conducted an income tax audit of the 2014 to 2016 years of assessment and issued PTM RSA with a letter of audit findings on November 5, 2018 proposing that the exchange losses be disallowed on the basis that the shareholder loan was not a current liability.

 The Company and its advisors responded to SARS during 2019 and refuted the issues raised.

On June 30, 2020 the Company received a letter from SARS reporting the finalization of the above income tax audit with no reassessment or adjustment to the Company's tax returns for the three years audited.

Brokerage Fees Payable

There were certain deferred brokerage fees related to the Maseve Sale Transaction and the Implats Transaction that became payable as soon as practicable after the Company repaid a $40 million secured loan facility due to LMM (the "LMM Facility").  The outstanding fee amount payable of $2,824 has been reclassified to current liabilities subsequent to the repayment of the LMM Facility on August 21, 2019.